EXHIBIT 4.0

                         SPECIMEN FORM OF COMMON STOCK
                                  CERTIFICATE


  Number                                                                 Shares
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                       GLOBAL ENTERPRISES (NEVADA), INC.
                              a Nevada corporation

This Certifies that ____________________________________________ is the owner of
________________________________________________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation

Dated____________________________





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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT -      Custodian for
                                                     ------              -------
TEN ENT - as tenants by the entirities               (Cust)              (Minor)
                                                   under Uniform Gifts to Minors
JT TEN - as joint tenants with right of
         survivorship and not as tenants           Act of ______________________
         in common                                              (State)


     Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         INDENTIFYING NUMBER OF ASSIGNEE


                Please print or type name and address of assignee
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________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

In presence of

X___________________________           X _______________________________________